Third Quarter Earnings Release Materials November 4, 2024 ARSEN KITCH President, Chief Executive Officer and Director SHERRI BAKER Senior Vice President and Chief Financial Officer

2 Forward Looking Statements Cautionary Statement Regarding Forward Looking Statements This presentation of supplemental information contains, in addition to historical information, certain “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995 as amended, including statements regarding: the recent sale of our consumer products division (tissue business); the acquisition of the paperboard manufacturing facility and associated business in Augusta, Georgia; the expected impact, benefits and opportunities resulting from the Augusta acquisition; the Company’s intention to focus on growth in paperboard; the Company’s strategic positioning to capitalize on the paperboard industry’s cyclical nature and deliver strong returns; order patterns; product demand and industry trends; production targets; impact of inflation of raw material and energy; assumptions for Q4 2024 and full year 2025, including maintenance outage impacts, operational factors, interest, capital, lower input costs, depreciation and amortization and income tax; our capital allocation priorities; our strategy, including achieving target leverage ratio and maintaining liquidity; our focus on free cash flow generation through operational efficiencies and demand; expectations regarding the paperboard market; inventory management; our financial flexibility; and repurchases under the existing share buyback authorization. These forward-looking statements are based on management’s current expectations, estimates, assumptions and projections that are subject to change. Our actual results of operations may differ materially from those expressed or implied by the forward-looking statements contained in this presentation. Important factors that could cause or contribute to such differences include the risks and uncertainties described from time to time in the Company's public filings with the Securities and Exchange Commission, including but not limited to the following: there may be unexpected costs, charges or expenses resulting from the sale of our tissue business, including potential purchase price adjustments; competitive responses to the tissue business sale; achievement of anticipated financial results and other benefits of the tissue business sale; potential risks associated with operating without the tissue business, including less diversification in products offered; changes in our capital structure; there may be stockholder litigation in connection with the tissue business sale or the acquisition of the Augusta, Georgia paperboard manufacturing facility or other settlements or investigations may result in significant costs of defense, indemnification and liability; our inability to realize the expected benefits of the Augusta, Georgia paperboard manufacturing facility acquisition because of integration difficulties or other challenges; risks relating to the integration of the Augusta, Georgia paperboard manufacturing facility and achievement of anticipated financial results and other benefits of the acquisition; competitive pricing pressures for our products, including as a result of capacity additions, demand reduction and the impact of foreign currency fluctuations on the pricing of products globally; the loss of, changes in prices in regard to, or reduction in, orders from a significant customer; changes in the cost and availability of wood fiber and wood pulp; changes in energy, chemicals, packaging and freight costs and disruptions in transportation services impacting our ability to receive inputs or ship products to customers; changes in customer product preferences and competitors' product offerings; larger competitors having operational, financial and other advantages; consolidation and vertical integration of converting operations in the paperboard industry; changes in the U.S. and international economies and in general economic conditions in the regions and industries in which we operate; manufacturing or operating disruptions, including equipment malfunctions and damage to our manufacturing facilities; cyber-security risks; our ability to successfully execute capital projects and other activities to operate our assets, including effective maintenance, implement our operational efficiencies and realize higher throughput or lower costs; IT system disruptions and IT system implementation failures; labor disruptions; cyclical industry conditions, including the shifting supply and demand balance; changes in expenses, required contributions and potential withdrawal costs associated with our pension plans; environmental liabilities or expenditures and climate change; reliance on a limited number of third-party suppliers, vendors and service providers required for the production of our products and our operations; our ability to attract, motivate, train and retain qualified and key personnel; our ability to service our debt obligations and restrictions on our business from debt covenants and terms; changes in our banking relations, or in our customer supply chain financing; negative changes in our credit agency ratings; and changes in laws, regulations or industry standards affecting our business. Forward-looking statements contained in this presentation present management’s views only as of the date of this presentation. We undertake no obligation to publicly update forward-looking statements or to retract future revisions of management's views based on events or circumstances occurring after the date of this presentation. Non-GAAP Financial Measures This presentation includes certain financial measures that are not calculated in accordance with GAAP, including Adjusted EBITDA. The Company’s management believes that the presentation of these financial measures provides useful information to investors because these measures are regularly used by management in assessing the Company’s performance. These financial measures should be considered in addition to results prepared in accordance with GAAP but should not be considered substitutes for or superior to GAAP results. In addition, these non-GAAP financial measures may not be comparable to similarly-titled measures utilized by other companies, since such other companies may not calculate such measure in the same manner as we do. A reconciliation of Adjusted EBITDA to the most relevant GAAP measure is available in the appendix of this presentation.

3 Strategic Updates Utilized ~$850 million of net proceeds from sale to pay down debt Completed sale of tissue business for $1.06 billion1 on November 1 Transformed Clearwater into a leading paperboard packaging supplier Focused on strengthening our position as a premier, independent supplier of paperboard packaging products to North American converters $100 million share repurchase authorization approved A strong balance sheet with 1-2x net leverage ratio target across cycle Paid down all credit facilities, except $275 million of 2028 notes with interest rate of 4.75% Launching a new share repurchase program Targeting to opportunistically buy back shares when price trades at sufficient discount to inherent value 1. Subject to customary adjustments

Clearwater Paper at a Glance

Top 3 paperboard supplier in North America

Non-integrated, servicing independent converters

Well positioned assets to serve customers

$1.6B of 2023 net sales[1]

Strong balance sheet, disciplined capital allocation



58%
Folding Carton & Other
CLW SBS Shipments²
4%
Liquid Packaging
38%
Food Service



42%
Folding Carton & Other
Industry SBS Shipments²
19%
Liquid Packaging
39%
Food Service



Corporate headquarters
Paperboard manufacturing
Paperboard sheeting

Mill Facilities	Lewiston, ID; Cypress Bend, AR; Augusta, GA
Annual Capacity	~1.4 million tons of SBS paperboard across 5 paper machines
Pulp integration	90%+, ~1.4 million tons of pulp capacity
Employees	Headquartered in Spokane, WA with 2,200 employees

1. 2023 revenue excludes discontinued operations, include estimated impact of Augusta acquisition of ~$500M of net sales
2. Based on management estimates and industry data

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5 Paperboard is a 10 million1 ton industry with stable demand and broad consumer packaging applications 5M TONS 2.5M TONS 2.5M TONS High quality packaging applications of consumer goods and foodservice SOLID BLEACH SULFATE (SBS) COATED UNBLEACHED KRAFT (CUK) COATED RECYCLED BOARD (CRB) 10M TON TOTAL AVAILABLE SUPPLY1 Beverage carrier applications Lower cost consumer packaging applications 1. Available North American paperboard supply based on management estimates 2. Non-integrated, purchase paperboard market size based on management estimates CLEARWATER SBS CAPACITY OF 1.4M TONS ACROSS 3 MILLS AND 5 PAPER MACHINES

6 Clearwater Serves Independent Converters INDEPENDENT CONVERTERS Purchase paperboard from suppliers and convert into final packaging • 45%1 of North American paperboard market • Strong and differentiated alternative to integration converters, offering a high level of service, quality, agility and innovation • Well positioned to serve small to medium sized customers and offer a viable alternative to integrated suppliers at large accounts CLEARWATER IS A GREAT STRATEGIC FIT FOR INDEPENDENT CONVERTERS IN NORTH AMERICA INTEGRATED SUPPLIERS Produce base stock paperboard and convert into final packaging, compete with independent converters INDEPENDENT SUPPLIERS Non-integrated, produce base stock paperboard, do not own converting assets No channel conflict Prioritize our customers’ needs Footprint and scale to support growth 1 Non-integrated, purchase paperboard market size based on management estimates

Clearwater is Well Positioned to Deliver Strong Returns

Paperboard industry is cyclical, driven by supply and demand balance

Currently in downcycle as demand recovers and new capacity is added

Across the cycle Adjusted EBITDA margins targeted at around 13% to 14%

Delivering a 40-50% Adjusted EBITDA to free cash flow conversion rate[1], or $100M+ per year

Clearwater is focused on value creation across the cycle

- Strong position in a stable and growing industry
- Focused on consistently improving operating performance and reducing costs
- Exploring growth opportunities to expand product offering through internal investments or acquisitions
- Strong balance sheet creating strategic optionality across the cycle

TARGETING STRONG CASH FLOW GENERATION ACROSS THE CYCLE

ADJUSTED EBITDA TARGET MARGINS

>16%
Cycle peak
(>95% utilization,
50-60% FCF conversion)

~13 to 14%
Average across cycle
(90-95% utilization,
40-50% FCF conversion)

<10%
Downcycle
(<85% utilization,
0-20% FCF conversion)

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1. Cash flow from operating activities adjusted for other operating charges less capital, divided by Adjusted EBITDA

8 Optimized Capital Allocation Approach Supports Value Creation $70-80M EXPECTED ANNUAL MAINTENANCE CAPEX, EXCLUDING LARGE REPLACEMENT PROJECTS 1-2x TARGET LEVERAGE RATIO Investing to maintain the long-term performance of our assets Evaluating strategic capital investments to diversify product portfolio Opportunistic M&A to support strategic priorities Return capital to shareholders through share buybacks Utilizing free cash flow (FCF) to deleverage our balance sheet

Q3 2024 Business Highlights

SBS PAPERBOARD MARKET CONTINUES TO RECOVER

Industry shipments[1] up 2.4% Q3'24 vs. Q2'24

Industry shipments[1] up 2.5% YTD 2024 vs. YTD 2023

Industry operating rates[1] at 85% YTD, up 1.8% vs. YTD 2023

NET SALES, TOTAL OPERATIONS

$644M

+24% YoY

DRIVEN BY

67% increase in paperboard volume

Primarily due to Augusta acquisition

OFFSET BY

12% decline

In paperboard pricing, consistent with industry trends

NET INCOME

$6M

ADJUSTED EBITDA RESULTS FROM TOTAL OPERATIONS

$64 M

YoY decrease

driven by lower pricing in paperboard and major Lewiston, Idaho mill maintenance costs

BEGINNING IN 2025

Moving to annual outage schedule to enable smaller, more predictable maintenance outages

Our former tissue segment is reflected as discontinued operations and our paperboard segment plus corporate expenses are reflected as continuing operations. Total operations includes both continuing and discontinued operations.

1. Based on data from AF&PA

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Q3'24 VS Q3'23 Adjusted EBITDA Results from Total Operations

($ in millions)


$80.6
-$25.1
Lower pricing
$21.2
Higher tissue volume and addition of Augusta volume
-$10.6
Maintenance outage costs partially offset by lower input costs
-$2.6
Augusta SG&A
$63.5
Q3'23 Adj. EBITDA
Price/Mix
Volume
Costs/Other
SG&A
Q3'24 Adj. EBITDA

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11 Outlook for Q4’24 and Initial 2025 Assumptions Q4 2024: $20 to $30 million of Adjusted EBITDA1 from Total Operations One month of Adjusted EBITDA from discontinued operations (tissue) in the fourth quarter Augusta planned major maintenance outage, direct cost of $15 to $20 million No major maintenance impact at Lewiston mill, improved operating performance Balancing supply to meet demand Initial FY 2025 assumptions: 8% to 10% of Adjusted EBITDA margin Capacity utilization at ~85%, with approximately $1.5 to $1.6 billion of revenue Full year impact of Augusta facility acquisition SBS continues to be in downcycle as market absorbs new capacity being added $40 to $50 million of negative price / cost impact Targeting ~10% reduction in fixed cost, SG&A at ~6% of net sales by end of 2025 Moving to annual outage cadence, $40-50 million of total direct major maintenance expense 1. As there is uncertainty in connection with calculating the adjustments necessary to prepare reconciliations from Adjusted EBITDA to the comparable GAAP financial measure, the Company is unable to reconcile the Adjusted EBITDA projections without unreasonable efforts. Therefore, no reconciliation is being provided at this time. These items could result in significant adjustments from the most comparable GAAP measure.

12 Optimistic About Long-Term Value Creation Sale of our tissue business enables sharpened focus on improving and growing our paperboard business • Meaningfully de-levered balance sheet with proceeds from sale • Focus on growing our position as a premier independent paperboard packaging supplier to North American converters Well invested asset base to support future growth • High quality paperboard assets well positioned across the U.S. to efficiently service North American converters • Strong legacy of prioritizing sustainability • Focused on expanding product portfolio through internal investment and opportunistic M&A Focused on optimizing business to deliver free cash flows • Driving improvement in operational performance • Consistently investing to maintain viability of our assets • Strategically deploy capital to create long-term shareholder value

13 Appendix

14 FINANCIAL PERFORMANCE ($ IN MILLIONS, EXCEPT PER SHARE INFORMATION) JUNE 30, 2024 2023 2024 2024 2023 Net sales 393.3$ 278.9$ 344.4$ 996.5$ 867.4$ Cost of sales 363.2 228.3 346.4 935.1 702.6 Selling, general and adminstrative 31.6 28.3 30.2 90.0 88.0 Other operating charges, net (0.3) 1.7 14.6 20.3 1.1 Income (loss) from operations (1.2) 20.7 (46.8) (48.9) 75.7 Non-operating expense (12.8) (2.1) (9.3) (22.9) (7.6) Income tax (benefit) provision (3.3) 3.7 (14.6) (17.4) 16.7 Net income (loss) continuing operations (10.7) 14.9 (41.5) (54.4) 51.4 Income from discontinued operations, net of tax 16.6 21.7 15.7 51.6 38.8 Net income (loss) 5.8$ 36.6$ (25.8)$ (2.8)$ 217.7$ Diluted income (loss) per share 0.36$ 2.17$ (1.55)$ (0.17)$ 5.29$ Net sales, total operations 643.9$ 519.9$ 586.4$ 1,726.4$ 1,569.9$ Adjusted EBITDA, total operations 63.5$ 80.6$ 35.3$ 160.3$ 217.7$ SEPTEMBER 30, SEPTEMBER 30, YEAR TO DATEQUARTER ENDED

15 Reconciliation of Adjusted EBITDA ($ IN MILLIONS) June 30, 2024 2023 2024 2024 2023 Net income (loss) $ 5.8 $ 36.6 $ (25.8) $ (2.8) $ 90.1 Less: Income from discontinued operations 16.6 21.7 15.7 51.6 38.8 Income (loss) from continuing operations (10.8) 14.9 (41.5) (54.4) 51.4 Add back: Income tax (benefit) provision (3.3) 3.7 (14.6) (17.4) 16.7 Interest expense, net 13.1 2.2 9.6 24.0 7.9 Depreciation and amortization expense 21.7 10.2 17.2 47.6 30.3 Inventory revaluation on acquired business - - 6.8 6.8 - Other operating charges, net (0.3) 1.7 14.6 20.3 1.1 Other non-operating expense (0.3) (0.1) (0.3) (1.0) (0.3) Adjusted EBITDA continuing operatons 20.2 32.6 (8.2) 25.9 107.1 Plus: Income from discontinued operations 16.6 21.7 15.7 51.6 38.8 Income tax (benefit) provision 6.8 7.2 5.2 17.4 12.9 Other non-operating expense 8.0 4.6 6.4 19.7 14.1 Depreciation and amortization expense 5.6 14.2 13.7 35.0 43.5 Other operating charges, net 6.3 0.1 2.5 10.8 1.3 Adjusted EBITDA, overall $ 63.5 $ 80.6 $ 35.3 $ 160.3 $ 217.7 September 30, September 30, Nine Months EndedQuarter Ended

16 Q2’24 VS Q3’24 Adjusted EBITDA Results from Total Operations ($ in millions) $35.3 $16.8 -$0.8 $63.5 $0.3 $11.9 Q2'24 Adj. EBITDA Price/Mix Volume Costs/Other SGA Q3'24 Adj. EBITDA Higher sales and production volume Reduced maintenance costs Higher cost due to expanded sales Change in mix